ANNUAL REPORT

[Photo of Globe]

                                 AUGUST 31, 1997

TEMPLETON EMERGING
MARKETS FUND, INC.

[FRANKLIN TEMPLETON LOGO]

[LOGO CELEBRATING OVER 50 YEARS]

CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

[PHOTO J MARK MOBIUS, PH.D.]

J. MARK MOBIUS, PH.D.
President
Templeton Emerging
Markets Fund, Inc.


Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $15 billion in emerging markets investments for the Templeton Group of Funds.

SHAREHOLDER LETTER

Your Fund's Objective: The Templeton Emerging Markets Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities.

Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Emerging Markets Fund, which covers the fiscal year ended August 31, 1997. During this period, the Fund provided a total return of 33.81% in market-price terms, and 27.34% in terms of net asset value, as discussed in the Performance Summary on page 6.

At the end of the fiscal year, 89.9% of the Fund's total net assets were invested in long-term securities, with the remaining 10.1% in cash and other liquid assets. These assets were allocated among 29 emerging markets, with the largest percentage in Brazil (13.8%), Hong Kong (12.2%), and Greece (11.2%). Regionally, the largest portion was invested in Asia (38.3%), followed by Latin America (30.1%) and Europe (20.2%).

Spurred by large capital inflows from developed market countries, equity markets in emerging market countries experienced strong gains during the twelve months under review. Latin American countries were the star performers, as increased exports sparked a strong economic recovery and higher equity prices throughout the region. Brazil, where the Bovespa Index

CONTENTS

Shareholder Letter ..........      1

Performance Summary .........      6

Travel Letter ...............      8

Financial Highlights and
Statement of Investments ....     10

Financial Statements ........     20

Notes to Financial
Statements ..................     23

Independent Auditor's
Report ......................     26

Tax Designation .............     28

[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/97

[PIE CHART]

Asia 38.3%

Latin America 30.1%

Europe 20.2%

Middle East &
Africa 1.3%

Short-Term
Obligations &
Other Net Assets 10.1%

steadily increased until July, was one of the best-performing markets. However, it became more volatile after an Asian currency crisis prompted fears among some investors that Latin American currencies would also be attacked by speculators. This concern proved to be unfounded, and the Bovespa quickly rebounded.

Stock markets in Asian nations did not fare as well. During the last two decades, Asia's rapidly increasing exports contributed to strong economic growth. Combined with relative political stability, cheap, generally well-educated workforces, and government-controlled foreign exchange rates, this growth attracted large investments from developed countries, producing a seemingly inexorable rise in the region's stock markets. However, Asian exports failed to keep pace with the growth in world trade, and it became apparent that these countries might devalue their currencies in an effort to renew export growth. In fact, during the last few months of the reporting period, the currencies of Thailand, Malaysia, Indonesia, and the Philippines were so heavily sold by speculators that these governments were forced to let their currencies float freely. As a result, the baht, ringgit, rupiah, and peso dropped sharply versus the U.S. dollar, and their stock markets, along with those in Hong Kong and Singapore, fell significantly.

However, stronger European and U.S. demand for Southeast Asian goods, especially from the electronics sector, in which world inventory levels are very low, could contribute to an economic upturn in Asia. Coupled with the new floating exchange rate policies of these Asian countries, this could potentially produce faster economic growth, and bolster some of the region's stock markets. We already see signs that this process is taking place, and we believe Asian stock markets could possibly move to a higher level in the next fiscal year. In our opinion, Asia may be down, but it is certainly not out.

As you know, China regained sovereignty over Hong Kong on July 1, 1997. Some people believe the handover of Hong Kong could ultimately mean an end to economic and personal freedom there. We think this is unlikely, but developments following any major transfer of political power cannot be predicted. In our opinion, China's leaders are pragmatic, and are likely to use Hong Kong as a blueprint for a market economy, which could benefit the citizens of Hong Kong immeasurably. While we expect that problems will arise during this process, we are hopeful they will be overcome. Although Hong Kong is likely to undergo vast changes, what makes it special should remain the same. Under Chinese rule, the former British colony has the chance to become much more than just an important island state. Together, Hong Kong and China have the potential to become the largest economic superpower the world has ever known.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 1,089% in the last 15 years, but has suffered five declines of more than 20% during that time.(1)

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations,

(1) Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1997.

TOP 10 HOLDINGS
8/31/97


COMPANY                                % OF TOTAL
INDUSTRY, COUNTRY                      NET ASSETS
-------------------------------------------------
Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong                    4.6%

Banco Comercial Portugues SA
Banking, Portugal                            4.0%

Alpha Credit Bank
Banking, Greece                              3.6%

Eletrobras-Centrais Eletricas
Brasileiras SA, B, pfd.
Utilities Electrical & Gas, Brazil           3.6%

Antofagasta Holdings Plc
Metals & Mining, Chile                       3.5%

Ergo Bank SA
Banking, Greece                              3.2%

Petrobras-Petroleo
Brasileiro SA, pfd.
Energy Sources, Brazil                       2.9%

Titan Cement Co., reg.
Building Materials &
Components, Greece                           2.7%

Telefonos de
Mexico SA, L, ADR
Telecommunications, Mexico                   2.7%

Telebras-Telecomunicacocs
Brasileiras SA
Telecommunications, Brazil                   2.6%

For a complete list of portfolio holdings, please see page 11 of this report.

TOP 10 COUNTRIES REPRESENTED
IN THE FUND*
Equity Investments
8/31/97


                  % OF TOTAL
COUNTRY           NET ASSETS
----------------------------
Brazil                 13.8%

Hong Kong              12.2%

Greece                 11.2%

Turkey                  8.6%

Portugal                7.3%

Mexico                  6.6%

Malaysia                3.7%

Chile                   3.5%

Thailand                2.8%

Argentina               2.8%

*Does not include investments in fixed-income securities, and short-term obligations and other net assets. See portfolio holdings beginning on page 11.

conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We thank you for your participation in the Templeton Emerging Markets Fund and welcome your comments and suggestions.

The Templeton Emerging Market Fund's investment objective is "long-term capital appreciation" which it seeks to achieve by investing primarily in emerging country equity securities. As described in the Fund's prospectus dated February 26, 1987, an emerging country is any country with a low or middle income economy, as determined by the World Bank. On May 22, 1997, the Fund's Board of Directors modified the description of "emerging country" and "emerging country equity security" to be consistent with the scope of investments that can be made by other Templeton funds that invest in emerging markets. The Board concluded that it was consistent with the Fund's investment objective to adopt the revised definitions, which are set forth below:

'An "emerging country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as emerging or developing. In addition, "emerging country equity securities" means equity securities issued by (i) companies with a principal securities trading market in an emerging country, as defined above,
(ii) companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries or sales made in such emerging countries, or (iii) companies organized under the laws of, and with principal offices in, such emerging countries.'

On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Emerging Markets Fund produced a total return of 33.81% for the one-year period ended August 31, 1997. Based on the change in net asset value (in contrast to market price), the Fund delivered a total return of 27.34% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on the following page, based on the change in market price, the Fund delivered a cumulative total return of 596.99% for the period from its inception on February 26, 1987 through August 31, 1997.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased $4.75 per share, from $18.375 on August 31, 1996, to $23.125 on August 31, 1997, while the net asset value increased $3.41 per share, from $17.26 to $20.67.

Shareholders received combined distributions of $1.13 per share, including long-term capital gains of 88.5 cents ($0.885), short-term capital gains of 3.0 cents ($0.03) and dividend income totaling 21.5 cents ($0.215). Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.

TEMPLETON EMERGING MARKETS FUND
Periods ended 8/31/97

                                                                          SINCE
                                                                       INCEPTION
                                        1-YEAR    5-YEAR     10-YEAR   (2/26/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value    27.34%    126.79%    528.09%    596.99%
  Based on change in market price       33.81%    117.32%    546.24%    627.03%

Average Annual Total Return(2)
  Based on change in net asset value    27.34%     17.79%     20.17%     20.27%
  Based on change in market price       33.81%     16.79%     20.51%     20.76%

(1) Cumulative total returns represent the change in value of an investment over the periods indicated.

(2) Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

[MAP OF CHINA]

THE FOLLOWING LETTER WAS WRITTEN BY DR. MOBIUS AFTER A RECENT TRIP TO BEIJING.

Beijing, a metropolis of wide, sweeping avenues, majestic buildings and enormous open spaces, is one of China's most architecturally attractive cities. The Forbidden City, which houses the Imperial Palace, the Summer Palace and Tiananmen Square, is quite staggering. Tiananmen Square, for example, is almost incomprehensibly large. It spans 98 acres and can accommodate more than 1 million people.

A major industrial and commercial center, Beijing is the second-largest city in China. It is now so big that many taxi drivers have trouble finding their way around. However, government offices are still housed in large, run-down buildings that remind one of India. As in India, it is not uncommon to have an elevator door open onto an animated game of table tennis, which workers often play in the corridors of office buildings. Privately run restaurants, serving delicious, regional Chinese food for only a few dollars have sprung up throughout the city. But government-owned eating establishments, patronized by government officials, continue to charge hundreds of dollars for a Beijing Duck banquet.

Beijing, a transportation hub for northern China, possesses important facilities for processing petroleum, coal and iron ore. It is also home to many small industries. One company we visited produces sheet-fed offset presses. Although this company has a dominant position in China, it faces increasing competition from major overseas producers because it cannot produce machines matching the speed and quality of those manufactured abroad. Although this company has not achieved significant growth, many other companies we visited were aggressively pursuing production and earnings increases.

It is difficult to know which companies will survive the changes now taking place in China. As a result of liberalized trade regulations, some businesses are faced with stiff competition from abroad. Others may find themselves in financial difficulty if the government follows through on its plan to stop subsidizing enterprises they have subsidized in the past. But this is all part of the move toward a market economy.

As I traveled to the airport, I thought about China's enormous potential to become one of the most important economies in the world. If the Chinese government drops restrictions on foreign exchange capital flows, and allows locals and foreigners to own the same class of stock, foreigners would be able to participate more actively in this potential, and Chinese companies could benefit from the additional resources available to them. I believe that this day will come soon.*

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton Emerging Markets Fund, Inc.

*This letter reflects the strategies employed for the Fund during the past fiscal year and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights

                                                                             YEAR ENDED AUGUST 31,
                                                        ----------------------------------------------------------------
                                                          1997          1996          1995          1994          1993
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...................     $17.26        $18.23        $22.77        $17.94        $18.74
                                                        ----------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income...............................        .27           .25           .23           .10           .29
 Net realized and unrealized gains (losses)..........       4.27          1.20         (1.62)         5.87          4.93
                                                        ----------------------------------------------------------------
Total from investment operations.....................       4.54          1.45         (1.39)         5.97          5.22
                                                        ----------------------------------------------------------------
Less distributions:
 Dividends from net investment income................       (.21)         (.26)         (.10)         (.29)         (.39)
 Distributions from net realized gains...............       (.92)        (2.16)        (3.05)         (.85)        (5.63)
                                                        ----------------------------------------------------------------
Total distributions..................................      (1.13)        (2.42)        (3.15)        (1.14)        (6.02)
                                                        ----------------------------------------------------------------
Net asset value, end of year.........................     $20.67        $17.26        $18.23        $22.77        $17.94
                                                        ================================================================
Total return
 Based on market value per share.....................     33.81%         7.45%      (16.94)%        26.11%        44.30%
 Based on net asset value per share..................     27.34%         8.69%       (8.53)%        33.39%        34.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)......................   $342,002      $283,678      $294,962      $363,760      $285,407
Ratios to average net assets:
 Expenses............................................      1.67%         1.71%         1.73%         1.78%         1.84%
 Net investment income...............................      1.38%         1.51%         1.28%          .46%         2.07%
Portfolio turnover rate..............................     12.60%         8.83%        27.58%         6.50%        21.55%
Average commission rate paid*........................     $.0010        $.0008            --            --            --

*Relates to purchases and sales of equity securities. Prior to fiscal year end
 1996 disclosure of average commission rate was not required.

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 89.9%
ARGENTINA 2.8%
Astra Cia Argentina de Petroleo SA......................          Energy Sources                  154,900     $    314,692
Atanor Cia Nacional Para la Industria Quimica SA, D.....             Chemicals                     57,964           84,113
Banco de Galicia y Buenos Aires SA, B...................              Banking                     398,447        3,010,623
Capex SA, A.............................................    Utilities Electrical & Gas             12,400          107,344
Ciadea SA...............................................            Automobiles                    66,976          172,262
*Garovaglio Y Zorraquin SA..............................             Chemicals                    176,191          714,130
Molinos Rio de Plata SA, B..............................     Food & Household Products            116,957          415,521
Nobleza Piccardo Sdad Industrial Comercial y
  Financial.............................................        Beverages & Tobacco                15,000           95,324
Perez Companc SA, B.....................................          Energy Sources                   46,499          371,352
Quilmes Industrial SA...................................        Beverages & Tobacco                16,000          214,000
Sociedad Comercial del Plata Cadelplata Come............          Multi-Industry                1,216,493        2,702,723
YPF Sociedad Anonima, ADR...............................          Energy Sources                   39,000        1,269,937
                                                                                                              ------------
                                                                                                                 9,472,021
                                                                                                              ------------
BRAZIL 13.8%
Banco Bradesco SA.......................................              Banking                 212,011,201        2,078,351
Banco Bradesco SA, pfd..................................              Banking                 206,511,555        2,043,358
*Banco do Brasil SA.....................................              Banking                     693,000            6,349
*Banco do Brazil SA, pfd................................              Banking                  21,000,000          213,752
*Banco do Brasil SA, wts., A............................              Banking                   4,338,600           14,707
*Banco do Brasil SA, wts., B............................              Banking                   6,507,900           23,790
*Banco do Brasil SA, wts., C............................              Banking                  10,246,500           35,391
*Banespa-Banco do Estado de Sao Paulo SA, pfd...........              Banking                  19,576,000          932,259
Copene-Petroquimica do Nordeste SA, A, pfd..............             Chemicals                  5,861,800        2,293,164
Duratex SA, pfd.........................................      Forest Products & Paper           8,887,800          496,707
Eletrobras-Centrais Eletricas Brasileiras SA, B, pfd....    Utilities Electrical & Gas         26,820,977       12,212,575
Itausa-Investimentos Itau SA, pfd.......................          Multi-Industry                7,947,346        7,281,123
*Mannesmann SA..........................................      Machinery & Engineering              31,968            4,539
*Mannesmann SA, pfd.....................................      Machinery & Engineering           2,085,844          300,981
Petrobras-Petroleo Brasileiro SA, pfd...................          Energy Sources               40,500,966        9,907,245
Telebras-Telecomunicacoes Brasileiras SA................        Telecommunications             83,151,950        8,913,218
Unibanco-Uniao de Bancos Brasileiros SA, pfd............              Banking                  14,446,936          489,726
                                                                                                              ------------
                                                                                                                47,247,235
                                                                                                              ------------
CHILE 3.5%
Antofagasta Holdings Plc................................          Metals & Mining               1,585,000       10,145,603
*Antofagasta Holdings Plc, cvt..........................          Metals & Mining                 288,181        1,938,050
                                                                                                              ------------
                                                                                                                12,083,653
                                                                                                              ------------
CHINA 0.9%
*China Southern Glass Co. Ltd., B.......................  Building Materials & Components         867,316          390,597
Chiwan Wharf Holdings Ltd., B...........................          Transportation                1,084,000          665,829
*Luoyang Glass Co. Ltd., H..............................   Misc Materials & Commodities           406,000          124,427
Shandong Huaneng Power..................................    Utilities Electrical & Gas             24,000          286,500
Shanghai Chlor-Alkali Chemical Co. Ltd., B..............             Chemicals                  1,196,800          378,189
*Shanghai Erfangji Textile Machinery Co. Ltd., B........      Machinery & Engineering             367,356           47,022
*Shanghai Industrial Sewing Machine Corp................      Machinery & Engineering             247,000           32,110
*Shanghai Jin Jiang Tower Co. Ltd., B...................         Leisure & Tourism                756,360          213,293
Shanghai New Asia Group Co. Ltd., B.....................     Food & Household Products            115,200           52,761
*Shanghai Steel Tube Co. Ltd., B........................      Machinery & Engineering             499,400           66,919

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
CHINA (CONT.)
Shanghai Tyre & Rubber Co. Ltd., B......................       Industrial Components              649,000     $    318,010
*Shanghai Vacuum Electron Devices Co. Ltd., B...........  Appliances & Household Durables         892,360          137,423
Shanghai Yaohua Pilkington Glass, B.....................  Building Materials & Components         251,250           84,922
*Shenzhen Properties & Resources Develop.(Group) Ltd.,
  B.....................................................            Real Estate                   290,200           82,759
Shenzhen Vanke Co. Ltd., B..............................            Real Estate                   156,480          129,028
                                                                                                              ------------
                                                                                                                 3,009,789
                                                                                                              ------------
COLOMBIA 1.5%
Bavaria SA..............................................        Beverages & Tobacco                52,000          464,908
Cementos Argos SA.......................................  Building Materials & Components         341,236        2,588,852
Cia Colombiana de Tabacos SA Coltabaco..................        Beverages & Tobacco                70,000          241,395
Compania Nacional de Chocolates SA......................     Food & Household Products             80,000          687,996
Compania Suramericana de Seguros........................             Insurance                     39,137        1,099,705
                                                                                                              ------------
                                                                                                                 5,082,856
                                                                                                              ------------
CZECH REPUBLIC 0.1%
*CEZ....................................................    Utilities Electrical & Gas             15,600          484,597
                                                                                                              ------------
GHANA 0.1%
Ashanti Goldfields Co. Ltd., GDR........................          Metals & Mining                  23,222          240,928
                                                                                                              ------------
GREECE 11.2%
Alpha Credit Bank.......................................              Banking                     190,240       12,416,284
Elais Oleaginous Co.....................................     Food & Household Products             28,290          792,092
Ergo Bank SA............................................              Banking                     186,473       10,875,839
Fourlis Brothers Corp. SA...............................  Appliances & Household Durables         118,630          986,632
Hellas Can -- Container Manufacturers...................          Metals & Mining                  12,000          156,470
Hellenic Bottling Co. SA................................     Food & Household Products             43,572        1,574,679
Hellenic Telecommunications Organizations OTE...........        Telecommunications                 16,122          358,791
Intracom SA, reg........................................     Electrical & Electronics               5,400          223,795
*National Bank of Greece SA.............................              Banking                      12,734        1,486,067
Titan Cement Co., reg...................................  Building Materials & Components         183,992        9,398,661
                                                                                                              ------------
                                                                                                                38,269,310
                                                                                                              ------------
HONG KONG 12.2%
Cheung Kong Holdings Ltd................................          Multi-Industry                1,478,000       15,639,202
Dairy Farm International Holdings Ltd...................           Merchandising                  278,264          233,742
Dairy Farm Int'l Holdings Ltd., 6.50%, conv., pfd.......           Merchandising                   29,000           22,910
Hang Lung Development Co. Ltd...........................            Real Estate                 2,907,000        5,251,693
Hopewell Holdings Ltd...................................      Construction & Housing              962,553          574,464
HSBC Holdings PLC.......................................              Banking                     195,992        5,968,658
Jardine Matheson Holdings Ltd...........................          Multi-Industry                   30,150          211,050
Jardine Strategic Holdings Ltd..........................          Multi-Industry                  154,500          571,650
K Wah International Holdings Ltd........................  Building Materials & Components          50,937           27,935
Lai Sun Garment International Ltd.......................          Multi-Industry                   45,000           54,294
New World Development Co. Ltd...........................            Real Estate                 1,086,726        6,773,194
Sun Hung Kai Properties Ltd.............................            Real Estate                   463,000        5,257,629
Tian An China Investments Co. Ltd.......................            Real Estate                 4,714,000          754,288
*Yaohan Hongkong Corp. Ltd..............................           Merchandising                3,244,000          200,931
                                                                                                              ------------
                                                                                                                41,541,640
                                                                                                              ------------

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
HUNGARY 0.3%
*Fotex First Hungarian-American Photo-Service...........          Multi-Industry                  973,000     $  1,133,845
*Ibusz RT...............................................         Leisure & Tourism                  1,066            4,322
                                                                                                              ------------
                                                                                                                 1,138,167
                                                                                                              ------------
INDIA 1.6%
Arvind Mills Ltd........................................        Textiles & Apparel                  8,500           26,033
*ATV Project India Ltd..................................      Machinery & Engineering             200,000           23,623
Bharat Petroleum Corp., Ltd.............................          Energy Sources                   92,200        1,081,428
Bombay Dyeing & Manufacturing Co. Ltd...................             Chemicals                     42,950          108,835
Bses Ltd................................................    Utilities Electrical & Gas             26,650          139,637
Cochin Refineries Ltd...................................          Energy Sources                   37,850          146,856
DCW Ltd.................................................             Chemicals                     12,500            7,966
*Essar Shipping Ltd.....................................          Transportation                   59,249           22,541
Garden Silk Mills Ltd...................................        Textiles & Apparel                 85,700           35,311
Grasim Industries Ltd Ord...............................          Multi-Industry                   27,550          275,084
Great Eastern Shipping Co. Ltd..........................          Transportation                   63,500           74,131
Gujarat Industries Power Ltd............................    Energy Equipment & Services             2,800            2,500
Gujarat Narmada Valley Fertilizers Co. Ltd..............             Chemicals                     43,600           31,139
*Hindustan Organic Chemicals Ltd........................             Chemicals                      2,000            1,483
Hindustan Petroleum Corp. Ltd...........................          Energy Sources                   32,900          431,301
India Cements Ltd.......................................  Building Materials & Components          44,000          122,071
India Cements Ltd., GDR.................................  Building Materials & Components          61,890          239,824
Indian Aluminium Co. Ltd................................          Metals & Mining                   2,000            6,867
Indian Petrochemicals Corp. Ltd.........................             Chemicals                     63,500          209,748
Indian Rayon & Industries Ltd...........................          Multi-Industry                   27,750          199,521
Indian Rayon & Industries Ltd., GDR.....................          Multi-Industry                    5,800           62,350
Indo Gulf Fertilisers & Chemicals Corp. Ltd.............             Chemicals                     55,000           75,539
Industrial Credit & Inv. Corp. of India (ICICI).........        Financial Services                439,600        1,086,774
Larsen and Toubro Ltd...................................          Multi-Industry                   12,000           74,165
Mahanagar Telephone Nigam Ltd...........................        Telecommunications                  2,600           17,105
National Aluminium Co. Ltd..............................          Metals & Mining                  64,000           75,594
Reliance Industries Ltd.................................             Chemicals                     52,000          470,649
Steel Authority of India Ltd............................          Metals & Mining                 100,000           55,624
Tata Chemicals Ltd......................................             Chemicals                     34,000          148,496
Tata Engineering & Locomotive Co. (Telco)...............      Machinery & Engineering              11,000          101,222
Tata Iron & Steel Co. Ltd...............................          Metals & Mining                  35,000          173,774
Videocon International Ltd..............................  Appliances & Household Durables          90,000           96,415
                                                                                                              ------------
                                                                                                                 5,623,606
                                                                                                              ------------
INDONESIA 2.4%
Asia Pulp & Paper Co. Ltd., ADR.........................      Forest Products & Paper               7,400           95,738
PT Barito Pacific Timber, fgn...........................      Forest Products & Paper           5,620,500        3,364,717
PT Charoen Pokphand Indonesia, fgn......................     Food & Household Products          1,450,000          342,327
PT Ciputra Dev..........................................            Real Estate                   204,000           56,762
PT Gadjah Tunggal TBK, fgn..............................            Automobiles                   223,000           56,408
PT Indah Kiat Pulp & Paper Corp. TBK, fgn...............      Forest Products & Paper             282,300          109,492
PT Indocement Tunggal Prakarsa, fgn.....................  Building Materials & Components         150,000          156,829
PT Indosat, fgn.........................................        Telecommunications                 71,000          143,676
PT Jakarta International Hotel & Development TBK,
  fgn...................................................            Real Estate                   112,000           55,717
PT Japfa Comfeed Indonesia TBK..........................     Food & Household Products            539,000          209,055

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA (CONT.)
PT Kalbe Farma, fgn.....................................      Health & Personal Care              144,000     $     91,062
PT Metrodata Electronic, fgn............................     Electrical & Electronics             347,000          351,096
PT Polysindo Eka Perkasa, fgn...........................        Textiles & Apparel              5,424,000        2,378,145
PT Semen Cibinong TBK, fgn..............................  Building Materials & Components          10,500            2,479
PT Sinar Mas Agro Resources & Technology Corp., fgn.....     Food & Household Products             92,400           52,978
PT Sinar Mas Multi Artha, fgn...........................        Financial Services                708,050          370,144
*Pt Sinar Mas Multi Artha, fgn., wts....................        Financial Services                 53,100           17,909
PT Sumalindo Lestari Jaya TBK, fgn......................      Forest Products & Paper             123,000           72,597
PT Tambang Timah (Persero), fgn.........................          Metals & Mining                 210,000          276,222
                                                                                                              ------------
                                                                                                                 8,203,353
                                                                                                              ------------
ISRAEL 0.3%
Clal Industries Ltd.....................................          Multi-Industry                   77,000          427,077
Discount Investment Corp................................          Multi-Industry                   18,000          514,180
First International Bank of Israel......................              Banking                         195          144,095
                                                                                                              ------------
                                                                                                                 1,085,352
                                                                                                              ------------
JORDAN 0.0%
*Jordan Cement Factories Ltd............................  Building Materials & Components           5,000           27,343
                                                                                                              ------------
MALAYSIA 3.7%
Berjaya Singer Bhd......................................  Appliances & Household Durables          80,000          124,771
Boustead Holdings Bhd., fgn.............................     Food & Household Products             54,000           83,112
Federal Flour Mills Bhd.................................     Food & Household Products            974,998        1,859,124
Hong Leong Industries Bhd...............................          Multi-Industry                   28,800           63,535
*Hong Leong Industries Bhd, wts., fgn...................          Multi-Industry                    4,500            2,101
Leader Universal Holdings Bhd...........................       Industrial Components               93,000           89,382
Malayawata Steel Bhd., fgn..............................          Metals & Mining                 736,000          727,504
Malaysian International Shipping Corp. Bhd., fgn........          Transportation                1,930,666        3,962,034
MBF Capital Bhd.........................................        Financial Services                 98,000           91,841
Oriental Holdings Bhd...................................            Automobiles                   975,880        3,504,657
*Perlis Plantations Bhd.................................          Multi-Industry                  783,598        1,929,681
Perlis Plantations Bhd., fgn............................          Multi-Industry                   78,750          193,929
Perlis Plantations Oil Palms Bhd........................          Multi-Industry                      625              515
Renong Bhd..............................................          Multi-Industry                  112,000          114,921
*Renong Bhd., wts.......................................          Multi-Industry                    8,375            2,578
Renong, 4.00%, conv., 9/09/01...........................          Multi-Industry                   13,400**          3,025
                                                                                                              ------------
                                                                                                                12,752,710
                                                                                                              ------------
MEXICO 6.6%
*Altos Hornos de Mexico SA..............................          Metals & Mining                   4,000           10,762
Cementos Mexicanos SA de CV (Cemex), B..................  Building Materials & Components         514,250        2,848,133
Cifra SA de CV, A.......................................           Merchandising                  138,335          254,201
Cifra SA, C.............................................           Merchandising                1,131,043        2,017,332
DESC SA, A..............................................          Multi-Industry                  138,000        1,117,193
DESC SA, B..............................................          Multi-Industry                    1,000            8,353
DESC SA, C..............................................          Multi-Industry                    4,314           35,755
*Grupo Financiero Banamex Accival SA, B.................              Banking                     613,000        1,642,386
*Grupo Financiero Banamex Accival SA, L.................              Banking                      49,959          123,581
*Grupo Financiero Bancomer SA de CV, B..................              Banking                   1,576,000          961,964
*Grupo Financiero Bancomer SA de CV, L..................              Banking                   2,730,370        1,403,428

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
MEXICO (CONT.)
*Grupo Financiero Serfin SA, B..........................              Banking                   1,020,411     $    432,711
Telefonos de Mexico SA, L, ADR..........................        Telecommunications                204,700        9,390,612
Vitro SA................................................     Food & Household Products            553,355        2,410,529
                                                                                                              ------------
                                                                                                                22,656,940
                                                                                                              ------------
PAKISTAN 0.4%
*DG Khan Cement Co......................................  Building Materials & Components         110,000           32,609
Fauji Fertilizer Co. Ltd................................             Chemicals                     67,000          148,964
National Development Leasing Corp.......................        Financial Services                148,500           33,567
Pakistan Telecom Corp. PTC..............................        Telecommunications                873,000          792,568
Pakistan Telecommunications Corp., PTC, A...............        Telecommunications                420,000          381,304
                                                                                                              ------------
                                                                                                                 1,389,012
                                                                                                              ------------
PHILIPPINES 2.5%
*A Soriano Corp.........................................          Multi-Industry                1,000,000           72,631
*Keppel Philippine Holdings Inc., B.....................      Machinery & Engineering             572,313           58,100
*Philex Mining Corp., B.................................          Metals & Mining               8,231,008          554,350
Philippine Long Distance Telephone Co., ADR.............        Telecommunications                150,706        3,805,326
*Philippine National Bank...............................              Banking                     550,430        2,398,704
RFM Corporation.........................................     Food & Household Products          5,770,100        1,066,773
RFM Corporation, conv., pfd.............................     Food & Household Products          1,049,109          162,094
Sime Darby Pilipinas Inc................................       Industrial Components              573,286          470,798
                                                                                                              ------------
                                                                                                                 8,588,776
                                                                                                              ------------
POLAND 0.2%
Mostostal Export SA.....................................      Construction & Housing               82,978          269,847
*Polifarb Ceiszyu SA....................................             Chemicals                     25,000          139,578
*Rolimpex SA............................................  Wholesale & International Trade           1,910            7,421
Zaklady Cementowo Wapiennicze Gorazdze Chorula..........  Building Materials & Components           2,186           89,333
                                                                                                              ------------
                                                                                                                   506,179
                                                                                                              ------------
PORTUGAL 7.3%
Banco Comercial Portugues SA............................              Banking                     733,432       13,610,863
Banco Espirito Santo e Comercial de Lisboa..............              Banking                      14,900          366,293
Banco Totta & Acores SA.................................              Banking                     102,881        1,849,104
BPI Socieda de Gestora de Participacoes Socias SA.......              Banking                     350,585        6,892,955
Espirito Santo Financial Holding SA, ADR................              Banking                      91,600        1,694,600
Portucel Industrial Empresa Product de Celulose SA......      Forest Products & Paper              39,000          292,739
*Sociedade Portuguesa de Celulose SA....................      Forest Products & Paper               6,200          186,288
                                                                                                              ------------
                                                                                                                24,892,842
                                                                                                              ------------
RUSSIA 1.1%
*Aeroflot...............................................          Transportation                      800          114,000
GUM Trade House.........................................           Merchandising                   40,000          168,000
Irkutskenergo...........................................    Utilities Electrical & Gas          1,000,000          308,000
Lukoil-Holdings.........................................          Energy Sources                   13,000          296,660
Mosenergo...............................................    Utilities Electrical & Gas            300,000          462,000
*Norilsk Nickel.........................................          Metals & Mining                  56,000          674,800
Rao Gazprom, ADR, 144A..................................          Energy Sources                    8,000          155,400
Rostelekom, pfd.........................................        Telecommunications                138,400          357,072

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA (CONT.)
*Saint Petersburg City Telephone Net, pfd...............        Telecommunications                 58,000     $     69,020
Unified Energy System...................................    Utilities Electrical & Gas          3,000,000        1,191,000
                                                                                                              ------------
                                                                                                                 3,795,952
                                                                                                              ------------
SINGAPORE 2.3%
First Capital Corp. Ltd.................................            Real Estate                    22,000           49,196
First Capital Corp. Ltd., fgn...........................            Real Estate                   107,000          239,272
GP Batteries International Ltd..........................     Electrical & Electronics              35,000           94,939
*GP Batteries International Ltd., wts...................     Electrical & Electronics               8,750            8,336
Hai Sun Hup Group Ltd...................................          Transportation                  112,000           71,876
*Hai Sun Hup Group Ltd., wts............................          Transportation                   33,600            7,225
Inchcape Bhd., fgn......................................  Wholesale & International Trade          40,000          133,642
Jaya Holdings Ltd.......................................          Transportation                  356,500          172,176
Jaya Holdings Ltd., 3.00%, 8/31/98, conv................          Transportation                   15,900**          9,257
*Jaya Holdings Ltd., wts., expire 8/31/98...............          Transportation                   30,051            4,672
*Jaya Holdings Ltd., wts., expire 10/09/99..............          Transportation                   36,780           10,524
Jurong Shipyard, fgn....................................      Machinery & Engineering              26,000          115,250
MCL Land Ltd............................................            Real Estate                    15,000           19,649
Natsteel Ltd., fgn......................................          Metals & Mining                   1,000            2,726
Osprey Maritime Ltd.....................................          Transportation                  248,000          288,773
*Osprey Maritime Ltd., cvt., prf........................          Transportation                   66,960           43,857
Prima Ltd...............................................     Food & Household Products            511,000        1,514,575
Sembawang Corp. Ltd.....................................          Multi-Industry                  122,000          520,609
Singapore Bus Service (1978) Ltd., fgn..................          Transportation                  903,600        4,095,044
Tibs Holdings Ltd.......................................          Transportation                  105,600          123,747
United Industrial Corp..................................            Real Estate                   164,000          111,756
WBL Corp. Ltd...........................................          Multi-Industry                   43,000          108,104
                                                                                                              ------------
                                                                                                                 7,745,205
                                                                                                              ------------
SOUTH AFRICA 0.7%
Anglo American Industrial Corp. Ltd.....................          Multi-Industry                    2,044           85,938
Anglovaal Industried Ltd................................          Multi-Industry                   15,825           58,186
Bonnita Holdings Ltd....................................     Food & Household Products             80,000           39,220
BTR Dunlop Ltd..........................................       Industrial Components               61,000           39,007
CG Smith Ltd............................................          Multi-Industry                   32,000          163,359
Del Monte Royal Foods Ltd...............................     Food & Household Products            517,825          298,013
Edgars Stores...........................................        Textiles & Apparel                  3,050           81,264
Engen Ltd...............................................          Energy Sources                   85,724          456,805
Foodcorp Ltd............................................     Food & Household Products              4,000           24,640
Kersaf Investments Ltd..................................         Leisure & Tourism                 15,000          108,707
Palabora Mining Co. Ltd.................................          Metals & Mining                   3,500           62,293
Rembrandt Group Ltd.....................................          Multi-Industry                    2,100           20,322
Reunert Ltd.............................................     Electrical & Electronics              20,000           66,077
Sappi Ltd...............................................      Forest Products & Paper              17,000          157,263
Sentrachem Ltd..........................................             Chemicals                     24,000           58,062
South African Breweries Ltd.............................        Beverages & Tobacco                18,306          549,199
South African Iron & Steel Industrial Corp. Ltd.........          Metals & Mining                 164,000          101,025

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH AFRICA (CONT.)
Sun International (South Africa) Ltd....................         Leisure & Tourism                 74,000     $     47,319
Toyota South Africa Limited.............................            Automobiles                    12,000           79,292
                                                                                                              ------------
                                                                                                                 2,495,991
                                                                                                              ------------
SOUTH KOREA 0.8%
Central Banking Corp....................................        Financial Services                  3,856           45,289
Dae Duck Electronics Co. Ltd............................     Electrical & Electronics               1,586          119,675
Daegu Bank Co. Ltd......................................              Banking                      74,484          461,347
Dongkuk Steel Mill Co. Ltd..............................          Metals & Mining                   3,000           66,814
Hae In Corp. Ltd........................................           Merchandising                    1,531           70,400
Hankook Cosmetics Co. Ltd...............................      Health & Personal Care                8,700          205,330
Korea Kumho Petrochemical...............................             Chemicals                      5,000           30,471
Kyung Dong Boiler Co Ltd................................    Energy Equipment & Services             8,154          302,669
Saehan Precision Co Ltd.................................     Electrical & Electronics              11,892          342,595
*Saehan Precision Co. Ltd., rts.........................     Electrical & Electronics               3,569            7,909
Samsung Display Devices (L) Ltd.........................     Electrical & Electronics               1,730           92,655
*Samsung Heavy Industries Co. Ltd.......................      Machinery & Engineering              11,000          131,634
Ssangyong Oil Refining Co Ltd...........................    Energy Equipment & Services            34,000          678,116
Tong Yang Merchant Bank.................................        Financial Services                  8,666           73,937
                                                                                                              ------------
                                                                                                                 2,628,841
                                                                                                              ------------
SRI LANKA 0.1%
Aitken Spence & Co. Ltd.................................          Multi-Industry                   50,000          151,809
*Lanka Ceramic Ltd......................................  Building Materials & Components         162,000           81,977
Lanka Walltile Ltd......................................  Building Materials & Components          27,300           12,203
United Motor Lanka Ltd..................................            Automobiles                   188,320          165,179
                                                                                                              ------------
                                                                                                                   411,168
                                                                                                              ------------
THAILAND 2.8%
American Standard Sanitaryware Public Co. Ltd., fgn.....  Building Materials & Components          17,000          136,114
Asia Credit Public Co. Ltd..............................        Financial Services                 36,000           77,917
*Asia Fibre Public Co. Ltd., fgn........................        Textiles & Apparel                233,600           44,411
Ayudhya Insurance Public Co. Ltd., fgn..................             Insurance                     15,000           74,144
Bangkok Insurance.......................................             Insurance                     13,000          161,977
Bangkok Insurance, fgn..................................             Insurance                      4,900           75,886
*Banpu Public Company Ltd...............................          Energy Sources                    7,000           64,288
Charoen Pokphand Feedmill Public Co. Ltd................     Food & Household Products             64,000          106,698
Chareon Pokphand Feedmill Public Co. Ltd., fgn..........     Food & Household Products             22,700           51,787
Hana Microelectronics Co. Ltd...........................     Electrical & Electronics              80,000          325,241
Hana Microelectronics Co. Ltd., fgn.....................     Electrical & Electronics              45,000          221,117
Industrial Finance Corp. of Thailand, fgn...............              Banking                     500,300          395,089
Italian-Thai Development Public Company.................      Construction & Housing              147,000          262,270
Jasmine International Public Co. Ltd....................        Telecommunications                115,100           90,053
Jasmine International Public Co. Ltd., fgn..............        Telecommunications                603,900          472,546
Kian Gwan (Thailand) Public Co. Ltd., fgn...............            Real Estate                    26,000           50,190
*Land and House Public Co. Ltd..........................          Multi-Industry                   80,000           67,271
Land and House Public Co. Ltd., sec.....................          Multi-Industry                   88,236           71,471
Phatra Thanakit Public Co. Ltd..........................          Multi-Industry                  493,000          403,744
Phatra Thanakit Public Co. Ltd., fgn....................          Multi-Industry                  393,000          390,816
Regional Container Lines Public Co. Ltd., fgn...........          Transportation                   48,100          103,403

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
*Regional Container Lines Public Co. Ltd., rts..........          Transportation                   89,800     $    140,518
Saha Union Public Co. Ltd...............................          Multi-Industry                  332,500          189,639
Sanyo Universal Electric Public Co Ltd., fgn............  Appliances & Household Durables           6,000            4,738
Serm Suk Public Co. Ltd.................................     Food & Household Products             57,000          563,498
Siam Cement Public Co. Ltd. (The), loc..................  Building Materials & Components           6,700           76,426
Siam Cement Co. Ltd.(The), fgn..........................  Building Materials & Components          37,900          580,860
Siam Cement Public Co. Ltd. (The) , sec.................  Building Materials & Components          23,300          268,066
*Siam Makro Public Company Ltd..........................           Merchandising                  224,000          353,787
*Thai Airways International Public Co. Ltd..............          Transportation                  388,000          448,260
Thai Investments and Securities Ltd.....................        Financial Services                281,000          673,940
Thai Petrochemical Industry Public Co. Ltd..............             Chemicals                    500,000          157,210
Thai Petrochemical Industry Public Co. Ltd., fgn........             Chemicals                    656,000          206,259
Thai Rayon Public Co. Ltd...............................        Textiles & Apparel                  4,100            9,353
*Thai Telephone & Telecommunication Public Co. Ltd......        Telecommunications                151,000           47,477
Thai Wah Public Co. Ltd., fgn...........................          Multi-Industry                    8,450            2,162
Tipco Asphalt Public Co. Ltd............................  Building Materials & Components          10,000           30,418
Tipco Asphalt Public Co. Ltd., fgn......................  Building Materials & Components          97,000          297,894
Total Access Communication Public Co. Ltd...............        Telecommunications                 36,000          144,000
United Communications Industry Public Co. Ltd., loc.....          Multi-Industry                  534,000        1,671,190
United Standard Terminal Public Co. Ltd., fgn...........  Wholesale & International Trade          44,000           53,407
                                                                                                              ------------
                                                                                                                 9,565,535
                                                                                                              ------------
TURKEY 8.6%
Akbank..................................................              Banking                 115,164,373        7,386,296
Akcansa Cimento Sanayi Ve Ticaret AS....................  Building Materials & Components       3,147,523          469,471
Arcelik AS..............................................  Appliances & Household Durables      50,000,541        4,996,773
Bagfas..................................................             Chemicals                  2,805,790          711,450
Beko Elektronik AS......................................  Appliances & Household Durables      17,797,386        1,353,837
Cimentas Izmir Cimento Fabrikasi Turk AS................  Building Materials & Components       4,802,763          616,069
Cimsa Cimento Sanayi ve Ticaret AS......................  Building Materials & Components       2,841,000          389,851
Erciyas Biracilik.......................................     Food & Household Products            800,000          103,812
Eregli Demir ve Celik Fabrikalari AS....................          Metals & Mining              25,961,250        4,259,497
Finansbank..............................................              Banking                 168,292,154        2,033,241
Izocam Ticaret ve Sanayii AS, br........................  Building Materials & Components       8,359,587          329,176
Koc Holding AS..........................................          Multi-Industry                4,654,999        1,194,230
Koc Yatirim ve Sanayii Mamullesi Pazarlanca AS..........          Multi-Industry                6,519,681        2,022,692
Marshall Boya ve Vernik Sanayii AS......................       Industrial Components            5,828,256          599,829
*Netas Northern Electric Telekomunic Asyon AS...........     Electrical & Electronics             364,000           96,641
Petkim Petrokimya Holding AS............................             Chemicals                    170,000           67,955
Sasa Suni Ve Sentetik Elyaf Sanayi AS...................             Chemicals                  1,400,000           63,481
Tekstil Bankasi AS, br..................................              Banking                   4,343,527           67,377
Tofas Turk Otomobil Fabrikasi AS........................            Automobiles                 2,282,625          126,653
Turk Demir Dokum, br....................................  Appliances & Household Durables      25,478,402        1,216,080
Turkiye Garanti Bankasi AS..............................              Banking                  27,909,060        1,115,630
Vakif Finansal Kiralama AS..............................        Financial Services             12,484,069          193,655
                                                                                                              ------------
                                                                                                                29,413,696
                                                                                                              ------------
VENEZUELA 1.9%
Ceramica Carabobo CA, A, ADR............................  Building Materials & Components         190,666          222,124
*Consolidada Carabobo, B................................  Building Materials & Components         962,630           64,401

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     INDUSTRY                   SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
VENEZUELA (CONT.)
Electricidad de Caracas.................................    Utilities Electrical & Gas          1,279,754     $  2,165,539
*Manufacturera de Aparatos Domesticos SA................  Appliances & Household Durables          36,000           37,593
Mavesa SA, ADR..........................................     Food & Household Products            289,500        2,279,812
Siderurgica Venezolana Sivensa SAICA Svs., ADR..........          Metals & Mining                  21,750          115,971
Siderurgica Venezolana Sivensa SAICA Svs., ADR, B,
  new...................................................          Metals & Mining               2,910,880        1,552,079
Siderurgica Venezolana Sivensa SAICA Svs., ADR, B, new,
  144A..................................................          Metals & Mining                  28,440          151,642
Venezolana Prerreducidos Caroni Venprecar CA, GDS,
  144A..................................................          Metals & Mining                   1,764           10,795
                                                                                                              ------------
                                                                                                                 6,599,956
                                                                                                              ------------
ZIMBABWE 0.2%
Meikles Africa Ltd......................................          Multi-Industry                   63,000          151,200
Transarchipel Shipping Ltd..............................          Multi-Industry                  587,000          295,160
Zimbabwe Sun Ltd........................................          Multi-Industry                  102,671           43,882
                                                                                                              ------------
                                                                                                                   490,242
                                                                                                              ------------
TOTAL LONG TERM SECURITIES (COST $189,893,817)..........                                                       307,442,895
                                                                                                              ------------
SHORT TERM OBLIGATIONS 9.4% (COST $32,108,170)
 U.S. Treasury Bills, 4.82% to 5.16% with maturities to
   11/28/97.............................................                                       32,340,000       32,119,902
                                                                                                              ------------
TOTAL INVESTMENTS 99.3% (COST $222,001,987).............                                                       339,562,797
OTHER ASSETS, LESS LIABILITIES 0.7%.....................                                                         2,439,464
                                                                                                              ------------
TOTAL NET ASSETS 100.0%.................................                                                      $342,002,261
                                                                                                              ============

*Non-income producing.
**Designates debt securities that are traded in U.S. dollars.

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (cost $222,001,987).............................  $339,562,797
 Cash................................................................................     1,447,183
 Receivables:
  Investment securities sold.........................................................       784,845
  Dividends and other................................................................     1,175,895
                                                                                       ------------
     Total assets....................................................................   342,970,720
                                                                                       ------------
Liabilities:
 Payable for investment securities purchased.........................................       122,792
 Accrued expenses....................................................................       845,667
                                                                                       ------------
     Total liabilities...............................................................       968,459
                                                                                       ------------
     Net assets, at value............................................................  $342,002,261
                                                                                       ============
Net assets consist of:
 Undistributed net investment income.................................................  $  4,351,887
 Net unrealized appreciation.........................................................   117,560,810
 Accumulated net realized gain.......................................................    27,324,327
 Capital shares......................................................................   192,765,237
                                                                                       ------------
     Net assets, at value............................................................  $342,002,261
                                                                                       ============
Net asset value per share ($342,002,261 / 16,547,739 shares outstanding).............        $20.67
                                                                                       ============

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Investment income:
(net of $396,424 foreign taxes withheld)
 Dividends...............................................................   $ 8,459,108
 Interest................................................................     1,419,631
                                                                            ------------
     Total investment income.............................................                  $ 9,878,739
Expenses:
 Management fees (Note 3)................................................     4,044,551
 Administrative fees (Note 3)............................................       485,346
 Transfer agent fees.....................................................        20,050
 Custodian fees..........................................................       586,714
 Reports to shareholders.................................................       171,700
 Registration and filing fees............................................        19,600
 Professional fees (Note 3)..............................................        39,330
 Directors' fees and expenses............................................        31,100
 Other...................................................................         9,540
                                                                            ------------
     Total expenses......................................................                    5,407,931
                                                                                           ------------
       Net investment income.............................................                    4,470,808
                                                                                           ------------
Realized and unrealized gains:
 Net realized gain from:
  Investments............................................................    34,698,228
  Foreign currency transactions..........................................        15,942
                                                                            ------------
 Net realized gain                                                                          34,714,170
 Net unrealized appreciation on investments..............................                   35,709,116
                                                                                           ------------
Net realized and unrealized gain.........................................                   70,423,286
                                                                                           ------------
Net increase in net assets resulting from operations.....................                  $74,894,094
                                                                                           ============

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                           1997               1996
                                                                       -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................... $  4,470,808       $  4,136,036
  Net realized gain from investments and foreign currency
    transactions......................................................   34,714,170          8,954,426
  Net unrealized appreciation on investments..........................   35,709,116         10,755,338
                                                                       -------------------------------
      Net increase in net assets resulting from operations............   74,894,094         23,845,800
 Distributions to shareholders from:
  Net investment income...............................................   (3,534,016)        (4,331,298)
  Net realized gains..................................................  (15,067,265)       (34,941,931)

 Capital share transactions (Note 2)..................................    2,031,444          4,143,230
                                                                       -------------------------------
      Net increase (decrease) in net assets...........................   58,324,257        (11,284,199)
Net assets:
 Beginning of year....................................................  283,678,004        294,962,203
                                                                       -------------------------------
 End of year.......................................................... $342,002,261       $283,678,004
                                                                       ===============================
Undistributed net investment income included in net assets:
 Beginning of year.................................................... $  3,574,929       $  3,770,191
                                                                       ===============================
 End of year.......................................................... $  4,351,887       $  3,574,929
                                                                       ===============================

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks long-term capital appreciation by primarily investing in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Brazilian Government has exercised and may continue to exercise substantial influence over the exchange of Brazilian currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions of foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. The Fund has investments in Brazilian companies with a value of approximately $47 million as of August 31, 1997.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (cont.)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARES

At August 31, 1997, there were 30 million shares authorized ($0.01 par value). During the years ended August 31, 1997 and 1996, 112,244 shares were issued for $2,031,444 and 251,242 shares were issued for $4,143,230 from reinvested distributions, respectively.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and directors of Templeton Asset Management Ltd. (TAML), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays an administrative fee monthly to FT Services based on a rate of 0.15% per year of the Fund's average daily net assets.

During the year ended August 31, 1997, legal fees of $11,552 were paid to a law firm in which an officer of the fund is a partner.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997 aggregated $36,996,946 and $62,435,051, respectively.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (cont.)

5.  INCOME TAXES

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $223,213,067 was as follows:

        Unrealized appreciation...........  $139,231,665
        Unrealized depreciation...........   (22,881,935)
                                            ------------
        Net unrealized appreciation.......  $116,349,730
                                            ============

TEMPLETON EMERGING MARKETS FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON EMERGING MARKETS FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Fund, Inc. as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Emerging Markets Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

/s/ McGladrey & Pullen, LLP

New York, New York
September 26, 1997

TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, February 25, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 25, 1997. The purpose of the meeting was to elect five directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997 and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Edith E. Holiday. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five (5) Directors for the terms set forth below:

                                                     % OF                         % OF
                                                  OUTSTANDING                  OUTSTANDING
                                       FOR          SHARES        WITHHELD       SHARES
                                   -----------    -----------     --------     -----------
  Term expiring 2000:
      John Wm. Galbraith            11,795,340       71.43%       158,362          0.96%
      Betty P. Krahmer              11,811,107       71.53%       142,595          0.86%
      Gordon S. Macklin             11,810,545       71.52%       143,157          0.87%
      Fred R. Millsaps              11,771,446       71.29%       182,256          1.10%
  Term Expiring 1999:
      Edith E. Holiday              11,722,942       70.99%       230,760          1.40%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                                                       % OF                        % OF                        % OF
                                                    OUTSTANDING                 OUTSTANDING                 OUTSTANDING
                                         FOR          SHARES        AGAINST       SHARES        ABSTAIN       SHARES
                                     -----------    -----------     -------     -----------     -------     -----------
                                      11,750,278       71.16%        50,592         0.31%       152,832         0.92%

TEMPLETON EMERGING MARKETS FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $33,500,000 as a capital gain dividend for the fiscal year ended August 31, 1997.

TEMPLETON EMERGING MARKETS FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: -- Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company (the "Plan Agent") at the address above. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "EMF". The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value as of the previous business day may be obtained by calling Franklin Templeton's Fund Information Department after 10 a.m. Eastern Time any business day at 1-800-DIAL-BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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

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

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
LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         09/97.1

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus for the Templeton Emerging Markets Fund, Inc., which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLEMF A97 10/97